March 2011 Investor Presentation
Great Plains Energy
Investor Presentation
March 2011
Exhibit 99.1

Michael Cline
Vice President - Investor Relations and Treasurer
816-556-2622
michael.cline@kcpl.com
Jim Shay
Senior Vice President
Finance & Strategic Development and CFO
816-556-2215
jim.shay@kcpl.com

March 2011 Investor Presentation
Company Representatives

Forward-Looking Statement
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great
Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-
lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

March 2011 Investor Presentation

KCP&L
GMO
Iowa
Nebraska
Missouri
Kansas

Industrial
14%
Commercial
46%
Residential
40%

Missouri
(GMO)
35%
Kansas
28%
Missouri
(KCP&L)
37%

Natural Gas
and oil
2%
Wind
1%
Nuclear
17%
Coal
80%

GREAT PLAINS ENERGY

• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri Operations, or
 “GMO”)
• Company attributes
 – ~823,200 customers / 3,200 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – 5-year projected synergies post-GMO acquisition of ~$760M
 – ~$8.8bn in assets and $5.7bn* in rate base at 2010YE
  *Includes MO portion of Iatan 2 subject to MPSC decision in rate cases

Service Territories: KCP&L and GMO
Business Highlights
2010 Retail MWh Sold by Customer Type
2010 Retail MWh Sales by Jurisdiction
2010 MWh Generated by Fuel Type
Total: ~ 23,806 MWhs
Total: ~ 23,806 MWhs
Total: ~ 26,679 MWhs

March 2011 Investor Presentation
Solid Vertically-Integrated Midwest Utility

• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes ~823,200 residential, commercial, and industrial customers
• ~6,600 Megawatts of generation capacity
• Low-cost generation mix: 80% coal, 17% nuclear (Wolf Creek), 2% natural gas/oil and 1% wind in 2010
100% Regulated Electric
Utility Operations Focus
• Growth and stability in earnings driven by sizable regulated investments as part of the Comprehensive Energy Plan (“CEP”)
 – Wind, environmental retrofits and Iatan 2 baseload coal plant all in-service
• Organic growth potential through environmental, transmission, renewable energy and on-going reliability-related investment
Attractive Platform for
Long-Term Earnings
Growth
• Constructive outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Recent and current cases
 – Kansas - In 2010, the KCC authorized a revenue requirement increase of $22 million and brought Iatan 2 into rate base with minimal disallowance
 – Missouri - $144 million rate increase request pending for KCP&L -MO and GMO; decisions expected 2Q11
Diligent Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.25bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Stable Outlook at Moody’s and S&P
Improved Financial
Position

March 2011 Investor Presentation
Strong Platform

Comprehensive Energy Plan
Project description	Comments
• 100 MW plant in Spearville, KS • Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
• Selective Catalytic Reduction (SCR) unit at LaCygne 1	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
• Air Quality Control System at Iatan 1	✓ Completed in Q2 2009 ✓ In rate base starting 3Q 2009 (KS 8/1 & MO 9/1) ✓ No regulatory disallowance in 2009 MO and KS cases; minimal disallowance in 2010 KS case and capped exposure in 2010 MO cases
• Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP ownership share)1
✓ In-service on 8/26/2010; confirmed by KCC in October; MPSC view to be communicated through pending rate cases
✓ Included in KS rate base with minimal disallowance Q4 2010;  MO rate base treatment to be determined Q2 2011

Great Plains Energy has effectively executed all elements of its Comprehensive Energy Plan to date and has received constructive regulatory treatment
Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions

March 2011 Investor Presentation
Strong Track Record of Execution

Rate Case Outcomes
Rate Jurisdiction	Amount Requested	Amount Approved	Effective Date	Rate Base	Return on Equity	Rate-making Equity Ratio
KCP&L - Missouri	$55.8	$50.6	1/1/2007	$1,270	11.25%	53.69%
KCP&L - Missouri	$45.4	$35.3	1/1/2008	$1,298	10.75%	57.62%
KCP&L - Missouri	$101.5	$95.0	9/1/2009	$1,4961	n/a4	46.63%
KCP&L - Kansas	$42.3	$29.0	1/1/2007	$1,0001	n/a2	n/a
KCP&L - Kansas	$47.1	$28.0	1/1/2008	$1,1001	n/a3	n/a
KCP&L - Kansas	$71.6	$59.0	8/1/2009	$1,2701	n/a4	50.75%
KCP&L - Kansas	$55.1	$22.0	12/1/2010	$1,781	10.00%	49.66%
GMO - MPS	$94.5	$45.2	6/1/2007	$918	10.25%	48.17%
GMO - MPS	$66.0	$48.0	9/1/2009	$1,1881	n/a5	45.95%
GMO - L&P	$24.4	$13.6	6/1/2007	$186	10.25%	48.17%
GMO - L&P	$17.1	$15.0	9/1/2009	$2861	n/a5	45.95%
1 Rate Base amounts are approximate amounts since the cases were black box settlements; 2 Iatan 2 AFUDC calculation was set at 8.5%; 3  Iatan 2 AFUDC calculation was set at 8.3%; 4 Iatan 2 AFUDC calculation was set at 8.25%; 5 Iatan 2 AFUDC calculation was set at 10.2%

March 2011 Investor Presentation
Focused Regulatory Approach

✓ Installed

The installation of this equipment is scheduled to begin during the period covered by the 2011-2013 capital expenditure plan. Jeffrey Energy Center SCR is planned for Unit 1.

Not installed

GREAT PLAINS ENERGY

(a) Share of jointly-owned facility
(b) LaCygne 1 currently has a scrubber installed; however, our 2011 capital expenditure plan includes the installation a new scrubber on the unit
(c) Sibley 1 and 2 both have SNCRs installed; however, both units would require an SCR for compliance with NOx reduction under the NAAQS
March 2011 Investor Presentation
Coal Fleet Emissions Control Equipment
Coal Unit	MW	SCR /SNCR	Scrubber	Bag House	Precipitator	Mercury Controls	Cooling Tower
Iatan 1	621(a)	✓‘	✓‘	✓‘		✓‘
Iatan 2	618(a)	✓‘	✓‘	✓‘		✓‘	✓‘
LaCygne 1	368(a)	✓‘	✓ (b)
LaCygne 2	341(a)				✓‘
Hawthorn 5	563	✓‘	✓‘	✓‘
Sibley 1 and 2	102	✓ (c)			✓‘
Sibley 3	364	✓‘			✓‘
Montrose 1, 2 and 3	510				✓‘
Lake Road 4	99				✓‘
Jeffrey Energy Center 1, 2 and 3	173(a)		✓‘		✓‘		✓‘
If a scrubber is installed on LaCygne 2, roughly 71 percent of the installed coal capacity would have scrubbers

Strategic and Operational Overview

March 2011 Investor Presentation

March 2011 Investor Presentation
The Power of Progress

Expanded Wind Generation Assets
Tier 1 Customer Satisfaction
Improved Credit Profile

Strong Plant Performance
Outlook
Negative
Stable
Moody’s - March 2010
S&P - April 2010
March 2011 Investor Presentation
The Power of Progress

• Economy poised to improve; impact on customer consumption
 still difficult to assess
• New EPA rules
• “Mandatory” vs. “Discretionary” investment opportunities

March 2011 Investor Presentation
Looking Ahead

• Annual Revenue Increase of $22.0 million (vs. Updated Company Request of $50.9 Million)
• 10.00% Authorized ROE (vs. Updated Company Request of 10.75%); Equity Ratio of 49.66%
• Iatan 2 in Service and Added to Rate Base
 – Total project disallowance of $20.4 million of budgeted costs, or about 1% ($5.1 million KCP&L Kansas jurisdictional share)
• Minimal Iatan 1 Environmental Project Disallowance
• Kansas Jurisdictional Rate Base of $1.781 Billion
• Requested Environmental Rider Denied
• New Rates Effective 12/1/10

March 2011 Investor Presentation
KCP&L Kansas Rate Case Results

1  KCP&L’s initial request was subsequently adjusted to $55.8 million, mainly due to lower fuel and purchased power costs and increased deferred income taxes from bonus depreciation
2  GMO - MPS’s initial request was subsequently adjusted to $65.2 million
3  GMO - L&P’s initial request was subsequently adjusted to $23.2 million
4 The requested ROE was adjusted by KCP&L and GMO to 10.75%
(in $ millions) Jurisdiction	Requested Increase	Requested ROE4	Rate Base	Rates Effective	Decision
KCP&L - MO	$92.11	11.00%	2,122.8	5/4/2011	Spring 2011
GMO - MPS	$75.82	11.00%	1,468.7	6/4/2011	Spring 2011
GMO - L&P	$22.13	11.00%	422.0	6/4/2011	Spring 2011
Total	$190.0	-	4,013.5	-	-

March 2011 Investor Presentation
Missouri Rate Cases Status

• LaCygne Predetermination Filing in Kansas
• Plant Performance
• Renewable Energy Update
• Customer Consumption - 4Q and Full-year 2010

March 2011 Investor Presentation
Operations Update

• Project includes the installation of:
 – LaCygne 1 - Wet scrubber and baghouse
 – LaCygne 2 - Selective Catalytic Reduction system (SCR), wet scrubber, baghouse and low
 NOx burners
• Predetermination filing is for total project cost of $1.23 billion; KCP&L’s total share is $615 million and Kansas jurisdictional share is $281 million
• Filing includes request for a LaCygne project-specific rider
• Decision expected in August 2011
• New KCC general investigation docket regarding KCP&L and Westar environmental retrofits will run concurrently with KCP&L’s LaCygne predetermination filing
March 2011 Investor Presentation
Kansas Predetermination Filing - LaCygne
Environmental Retrofit Project

Coal and Nuclear

100%
90%
80%
70%
60%
50%

	Q4 2010	Q4 2009	FY 2010	FY 2009
Equivalent Availability Coal	81%	85%	82%	79%
Capacity Factor Coal	68%	78%	74%	71%
Equivalent Availability Nuclear	79%	53%	93%	86%
Capacity Factor Nuclear	80%	53%	94%	86%

Combined Fleet

90%
80%
70%
60%
50%

	Q4 2010	Q4 2009	FY 2010	FY 2009
Equivalent Availability	80%	80%	83%	80%
Capacity Factor	70%	75%	77%	73%

GREAT PLAINS ENERGY

March 2011 Investor Presentation
Plant Performance

• 48 MW of new wind generation operational in 4Q10 at Spearville 2 site
• Addition of Spearville 2 along with purchase of 52 MW of RECs ensures compliance with
 Kansas RES effective later in 2011
• Will pursue additional wind generation required under Collaboration Agreement by end of
 2012, subject to regulatory approval
 – RFPs issued for 100MW; evaluating responses
 – Considering options for the remainder
March 2011 Investor Presentation
Renewable Energy

Weather-Normalized
Weather-Normalized
0.1%*
(0.1%)*
0.2%*
5.6%
(1.7%)*
(1.8%)*
0.2%*
(1.4%)
3.0%
4.3%
(1.3%)
4.6%
1.7%
2.9%
(1.2%)
2.4%
Industrial
(0.7%)
(1.0%)
0.3%
2.9%
(0.1%)
(0.7%)
0.6%
0.5%
Commercial
0.1%
(0.1%)
0.2%
9.4%
(4.8%)
(4.9%)
0.1%
(4.9%)
Residential
Change MWh
Sales
Use /
Customer
Customers
Total Change in
MWh Sales
Change MWh
Sales
Use /
Customer
Customers
Total Change in
MWh Sales
Full-Year 2010 Compared to Full-Year 2009
4Q 2010 Compared to 4Q 2009
Retail MWh Sales and Customer Growth Rates

* Weighted average
Statistics by Customer Class Full-Year 2010
	Customers	Revenue (in millions)	Sales (000s of MWhs)	% of MWh Sales
Residential	724,200	$915.8	9,459	40%
Commercial	96,300	838.0	10,950	46%
Industrial	2,300	193.5	3,286	14%
March 2011 Investor Presentation
Customer Consumption

Financial Overview

March 2011 Investor Presentation

• Electric Utility’s net income increased $77.5 million primarily driven by a $234.7 million increase in gross margin* due to a full year of new retail rates effective in 3Q09 and favorable impacts from weather
• A $17.4 million decrease in Other category results, attributable primarily to a $16 million tax benefit in 2009
• Increased number of shares outstanding primarily from the May 2009 equity offering resulted in dilution of $0.09 per share
*Gross margin is defined and reconciled to GAAP operating revenues at the end of the presentation

Great Plains Energy Consolidated Earnings and Earnings Per Share
Year Ended December 31
(Unaudited)
$ 1.14
$ 1.53
$ 148.5
$ 210.1
 Earnings available for common shareholders
(0.02)
(0.02)
(1.6)
(1.6)
Preferred dividends
1.16
1.55
150.1
211.7
 Net income attributable to Great Plains Energy
-
-
(0.3)
(0.2)
Less: Net income attributable to noncontrolling interest
1.16
1.55
150.4
211.9
 Net income
(0.01)
-
(1.5)
-
Strategic Energy discontinued operations
1.17
1.55
151.9
211.9
 Income from continuing operations
(0.05)
(0.17)
(5.9)
(23.4)
Other
$ 1.22
$ 1.72
$ 157.8
$ 235.3
Electric Utility
 2009
 2010
2009
2010
Earnings per Share
Earnings (in Millions)
March 2011 Investor Presentation

• Decline in 2010 quarter vs. 2009 period includes two key items:
 – Electric Utility - $8 million / $0.06 per share from the impact of disallowed costs on Iatan 1 and Iatan 2
 – Other - $7 million / $0.05 per share from write-down of affordable housing investments

Great Plains Energy Consolidated Earnings and Earnings Per Share Three Months Ended December 31 (Unaudited)
	Earnings (Loss) (in Millions)		Earnings (Loss) per Share
	2010	2009	2010	2009
Electric Utility	$ 2.5	$ 23.7	$ 0.02	$ 0.17
Other	(7.3)	(8.8)	(0.06)	(0.06)
Income (loss) from continuing operations	(4.8)	14.9	(0.04)	0.11
Strategic Energy discontinued operations	-	0.8	-	0.01
Net income (loss)	(4.8)	15.7	(0.04)	0.12
Less: Net income attributable to noncontrolling interest	(0.1)	(0.1)	-	-
Net income (loss) attributable to Great Plains Energy	(4.9)	15.6	(0.04)	0.12
Preferred dividends	(0.4)	(0.4)	-	(0.01)
Earnings (loss) available for common shareholders	$ (5.3)	$ 15.2	$ (0.04)	$ 0.11
March 2011 Investor Presentation

Earnings
$235.3
$157.8
2010
2009

Earnings Per Share
$1.72
$1.22
2010
2009

GREAT PLAINS ENERGY

(in millions)
* Gross margin is defined and reconciled to GAAP operating revenues in the
 Appendix
March 2011 Investor Presentation
Increased gross margin* of $234.7 million due to
approximately $150 million from the full-year
impact of new retail rates which took effect in
2009, and about $105 million due to favorable
weather;
Key Earnings Drivers
Increased other operating expense of $61.4
million primarily driven by $18 million increase in
plant operating and maintenance expenses,
recognition of a $16.8 million loss attributed to
Iatan 1 environmental and Iatan 2 construction
costs, $15 million in general taxes and
approximately $5 million due to other accounting
effects of the KCC November rate order;
Increased depreciation and amortization of $29.4
million including additional regulatory amortization
from 2009 rate cases, a full year of depreciation on
Iatan 1 and the commencement of depreciation on
Iatan 2 for the KS jurisdiction;
Decreased non-operating income and expense of
$14.6 million principally due to lower AFUDC
equity; and
Increased income tax expense of $59.7 million
resulting from higher pretax income
Electric Utility Full-Year Results

Earnings
$23.7
$2.5
2010
2009

Earnings Per Share
$0.17
$0.02
2010
2009

GREAT PLAINS ENERGY

(in millions)
* Gross margin is defined and reconciled to GAAP operating revenues in the
 Appendix
March 2011 Investor Presentation
Key Earnings Drivers
Decreased income tax expense of
approximately $10 million resulting from
lower pre-tax income;
Decreased gross margin* of $5 million
primarily due to a 1.7 percent decline in
weather-normalized demand;
Increased other operating expenses of $20.7
million primarily driven by $13 million loss
attributed to Iatan 1 and 2 construction costs and
approximately $5 million due to other accounting
effects of the KCC November order; and
Decreased non-operating income and expenses
of $6.5 million principally due to lower AFUDC
equity
Electric Utility Fourth Quarter Results

$600
$500
$400
$300
$200
$100
$
Debt ($ in millions)
2011
2014
2017
2020
2023
2026
2029
2032
2035
2038
2041
Maturity
GPE
KCP&L
GMO

GREAT PLAINS ENERGY

Debt Profile as of December 31, 2010 ($ in millions)
	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term debt	$ 358.5	0.64%	$ 0.0	N/A	$ 9.5	3.06%	$ 368.0	0.70%
Long-term debt (3)	1,780.0	6.13%	1,011.4	9.88%	637.0	7.57%	3,428.4	7.47%
Total	$ 2,138.5	5.21%	$ 1,011.4	9.88%	$ 646.5	7.50%	$ 3,796.4	6.80%
Secured debt = $862.7 (23%), Unsecured debt = $2,933.7 (77%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes current maturities of long-term debt
Long-term Debt Maturities

March 2011 Investor Presentation

FFO / Adjusted Debt
20%
10%
0%
6.2%
9.4%
16.6%
2008
2009
2010

FFO Interest Coverage
5
4
3
2
1
0
2.2
2.7
4.0
2008
2009
2010

Adjusted Debt / Total Adjusted Capitalization
60%
55%
50%
45%
60.3%
56.7%
56.1%
2008
2009
2010

GREAT PLAINS ENERGY

Moody's
Standard & Poor's
Great Plains Energy
Outlook
Stable
Stable
Corporate Credit Rating
-
BBB
Preferred Stock
Ba2
BB+
Senior Unsecured Debt
Baa3
BBB-
KCP&L
Outlook
Stable
Stable
Senior Secured Debt
A3
BBB+
Senior Unsecured Debt
Baa2
BBB
Commercial Paper
P-2
A-2
GMO
Outlook
Stable
Stable
Senior Unsecured Debt
Baa3
BBB
Current Credit Ratings

*All ratios calculated using Standard and Poor’s methodology
March 2011 Investor Presentation
Credit Profile for Great Plains Energy

Projected 2011 - 2013 Electric Utility Capital Expenditures (in millions)

$800
$700
$600
$500
$400
$300
$200
$100
$-
2011
2012
2013

Projected Total 2011 - 2012 Capital Expenditures Change from 2009 10-K to 2010 10-K (in millions)

$1,352
56
20
-0.3
-1
-164
-145
$1,117
2011-12 Capex per 2009 10-K
Generating Facilities (excl. Iatan 2)
General Facilities
Nuclear Fuel
Iatan No. 2
T & D
Environmental
2011-12 Capex per 2010 10-K

GREAT PLAINS ENERGY

$614
$503
$699

Generating Facilities (excl. Iatan 2)	172.2	174.6	171.8
Transmission & Distribution	171.0	178.9	232.2
General Facilities	29.2	63.2	44.6
Nuclear Fuel	14.8	26.2	31.5
Environmental	63.0	171.0	219.1
Iatan No. 2	53.1	-	-
March 2011 Investor Presentation
Capital Expenditures Forecast

• Full-year impact from new KS rates
• True-up date in MO rate cases at end of 2010; new rates expected to be effective early May 2011
 (KCP&L) / early June 2011 (GMO)
• Regulatory lag January - April from new rail contract for KCP&L in Missouri (no FAC)
• Iatan 2 depreciation effective with new rates will be lower due to lower depreciable plant from additional amortization granted during the CEP to maintain credit metrics
Construction Accounting - Missouri
• Missouri jurisdictional share of Iatan 2 carried as a regulatory asset until effective date of new rates in
 MO
 – Carrying cost reduces interest expense
 – Iatan-related O&M and property taxes deferred as regulatory asset until effective date of new rates
 – Depreciation expense deferred as regulatory asset until effective date of new rates
 – Iatan 2 system energy value recorded to regulatory asset as an offset to costs listed above
Interest Expense
• Interest expense impacted by carrying cost offset, new long-term debt issued in 2010 and new debt anticipated in 2011

March 2011 Investor Presentation
Considerations for 2011

Weather-Normalized MWh Sales
• Expectation is for growth of 0.7 percent compared to 2010 weather-normalized level
O&M
• Projected to be consistent with levels requested in rate cases
Generation Fleet
• Projected EAF for combined fleet - 83%
• LaCygne outage expected to conclude mid-March
• Wolf Creek refueling and expanded maintenance outage beginning in late 1Q
Taxes
• No cash taxes in 2011 as a result of bonus depreciation / NOL utilization
• Effective tax rate of approximately 34% based on normal conditions

March 2011 Investor Presentation
Considerations for 2011 (continued)

March 2011 Investor Presentation
Great Plains Energy
Investor Presentation
March 2011

Appendix
Gross Margin Reconciliation

March 2011 Investor Presentation

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.

Great Plains Energy Incorporated Reconciliation of Gross Margin to Operating Revenues (Unaudited)
(millions)	Three Months Ended December 31		Year Ended December 31
	2010	2009	2010	2009
Operating revenues	$ 467.8	$ 477.6	$ 2,255.5	$ 1,965.0
Fuel	(97.5)	(103.0)	(430.7)	(405.5)
Purchase power	(42.4)	(42.8)	(213.8)	(183.7)
Transmission of electricity by others	(6.5)	(5.7)	(27.4)	(26.9)
Gross margin	$ 321.4	$ 326.1	$ 1,583.6	$ 1,348.9
March 2011 Investor Presentation